Exhibit 99.8
SUBCONTRACTING AGREEMENT
          This SUBCONTRACTING AGREEMENT (this “Agreement”), made this 31st day of August 2005, by and between Accordis Inc., a New York corporation (“Accordis”), and Reimbursement Services Group Inc. (“RSG”), a New York corporation.
          WHEREAS, HMS Holdings Corp., a New York corporation (“Holdings”) and the parent of RSG, and Accordis Holding Corp., a New York corporation (“Accordis Holding”), have entered into a Stock Purchase Agreement, dated August 31, 2005 (the “Stock Purchase Agreement”), pursuant to which Accordis Holding has acquired on the date hereof, by the purchase of the outstanding capital stock of Accordis from Holdings, the EMS Business and the Business Office Business of Accordis (as defined in the Stock Purchase Agreement); and
          WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, the assets and obligations associated with the Reimbursement Business of Accordis (as defined in the Stock Purchase Agreement) were distributed to Holdings and, in turn, to RSG; and
          WHEREAS, Accordis is a party to certain contracts (the “Accordis Joint Contracts”) more particularly described on Exhibit A to perform services for third parties that involve (i) services of the Business Office Business (the “Business Office Services”) and (ii) the Reimbursement Business (the “Reimbursement Services”), all as more particularly described on Exhibit B and, in order to perform its obligations under the Accordis Joint Contracts, Accordis desires to enter into a subcontracting arrangement with RSG and RSG desires to provide, as subcontractor for Accordis, services related to the Reimbursement Business in connection with the Accordis Joint Contracts; and
          WHEREAS, RSG is a party to certain contracts (the “RSG Joint Contracts”) more particularly described on Exhibit C to perform services for third parties that involve services of Accordis and, in order to perform its obligations under the RSG Joint Contracts, RSG desires to enter into a subcontracting arrangement with Accordis and Accordis desires to provide, as subcontractor for RSG, Business Office Services in connection with the RSG Joint Contracts;
          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for such other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Appointment of Subcontractors. Accordis hereby appoints RSG to act as its subcontractor under the Accordis Joint Contracts, and, in such capacity, to perform the obligations of Accordis to provide the Reimbursement Services under and pursuant to the Accordis Joint Contracts, as more fully described therein. RSG hereby acknowledges and accepts such appointment, upon the terms set forth herein, and agrees to provide the Reimbursement Services as outlined in this Agreement. Accordis and RSG each certify and affirm to the other that each will comply, throughout the term of this Agreement, with all of the terms and conditions of each specified Accordis Joint Contract, and any applicable law or regulation, and other terms and conditions that may be in effect from time to time, each of which is incorporated herein by reference and shall be considered part of this Agreement.
          RSG hereby appoints Accordis to act as its subcontractor under the RSG Joint Contracts, and, in such capacity, to perform the obligations of RSG to provide the Business Office services under and pursuant to the RSG Joint Contracts, as more fully described therein. Accordis hereby acknowledges and accepts such appointment, upon the terms set forth herein, and agrees to provide the Business Office Services as outlined in this Agreement. Accordis and RSG each certify and affirm to the other that each will comply, throughout the term of this Agreement, with all of the terms and conditions of each specified RSG Joint Contract, and any applicable law or regulation, and other terms and conditions that may be in effect from time to time, each of which is incorporated herein by reference and shall be considered part of this Agreement.
          Accordis and RSG each agree to cooperate with the other party in all ways reasonably necessary to permit the other party to perform its obligations under the Accordis Joint Contracts and RSG Joint Contracts and hereunder, including, without limitation, promptly forwarding to the other party copies of all communications received from third parties to the Accordis Joint Contracts and RSG Joint Contracts or other persons relating to such contracts, promptly answering any requests submitted by the other party and rendering decisions regarding any approvals requested by the other party.
          2. Scope of Services and Costs — RSG. In connection with this Agreement, RSG will provide the Reimbursement Services under the Accordis Joint Contracts and RSG Joint Contracts and is and will be solely responsible for all associated costs, including but not limited to (i) timely performance of the scope of the Reimbursement Services and (ii) invoice generation to the applicable third party to the Accordis Joint Contracts or the RSG Joint Contracts for payment of services rendered.
          3. Scope of Services and Costs — Accordis. In connection with this Agreement, Accordis will provide the Business Office Services under the Accordis Joint Contracts and RSG Joint Contracts and will be responsible for the associated costs, including but not limited to (i) timely performance of the scope of the Business Office Services and (ii) invoice generation to the applicable third party to the Accordis Joint Contracts or the RSG Joint Contracts for payment of services rendered.
          4. Payments. Accordis shall bill the third parties to the Accordis Joint Contracts and the RSG Joint Contracts for the Business Office Services, and RSG shall bill the third parties to the RSG Joint Contracts and the Accordis Joint Contracts for the Reimbursement Services. Accordis and RSG shall each be responsible for the collection of the billings for the services rendered by it and shall not have any obligation or liability with respect to the billings for services of the other party, except that each party shall promptly remit to the other all payments received with respect to the invoices of the other party.
          5. Performance. Until such time as this Agreement shall be terminated in accordance with the terms hereof, each of Accordis and RSG shall (i) perform the services required of it under the Accordis Joint Contracts and RSG Joint Contracts, as applicable, in a workmanlike manner, in compliance with all of the terms and conditions of such contracts and this Agreement applicable to such performance and render such performance in a manner reasonably satisfactory to the third parties to the Accordis Joint Contracts and RSG Joint Contracts and (ii) devote or shall cause its employees, affiliates or subcontractors to devote such time and activity during business days and hours as is reasonably necessary for the proper performance of such services. It is the intention of the parties hereto that RSG shall provide the Reimbursement Services under the Accordis Joint Contracts as an independent contractor and not as a partner, affiliate or employee of Accordis. It is the intention of the parties hereto that Accordis shall provide the Business Office Services under the RSG Joint Contracts as an independent contractor and not as a partner, affiliate or employee of Accordis. Accordis will act as the prime contractor under the Accordis Joint Contracts and RSG will act as the prime contractor under the RSG Joint Contracts, and neither party will be relieved from any obligation, provision or liability under such the Accordis Joint Contracts or the RSG Joint Contracts, as applicable.
          6. Term. This Agreement shall become effective on the date hereof and shall continue until the earlier of (i) the expiration, assignment or other termination of all of the Accordis Joint Contracts and RSG Joint Contracts, and (ii) the date that this Agreement, including any amendments, renewals or extensions thereof, is terminated .
          7. Indemnity. Each of Accordis and RSG (each an “Indemnifying Party”) hereby agrees to indemnify, defend and hold the other (the “Indemnified Party”) harmless from and against all claims (other than fraud) made by any third party against the Indemnified Party by reason of or resulting from the Indemnifying Party’s failure to fulfill its obligations under this Agreement or under the terms of the Accordis Joint Contracts and RSG Joint Contracts applicable to the Indemnifying Party.
          8. Warranties.
          (a) Capacity to Contract. Accordis and RSG each represent and warrant to the other party that it (i) has read the Accordis Joint Contracts and RSG Joint Contracts and all documents incorporated therein, (ii) has the capacity to enter into this Agreement, and (iii) in entering this Agreement will not violate any other agreement to which it may be bound for the performance of the Reimbursement Services or the Business Office Services, as the case may be, under the Accordis Joint Contracts, the RSG Joint Contracts or this Agreement.
          (b) Standard of Conduct. Accordis and RSG each represent and warrant to the other party that it shall be in full compliance with all applicable laws, rules, regulations and standards of ethical conduct, now or hereafter in effect, and it shall indemnify, defend, and hold the other party harmless of any damages caused by its violation of this provision. Each of Accordis and RSG will be solely responsible for cognizance of and timely adherence to all applicable reporting and disclosure requirements arising out of its services to be performed pursuant to the Accordis Joint Contracts, RSG Joint Contracts and this Agreement, provided that neither party is responsible for, or assuming, any legal compliance or reporting obligations imposed on the other party by applicable law.

          (c) Special Certification. Accordis and RSG each represent and warrant to the other party that neither it nor any of its affiliates is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in transactions by the United States Department of Health and Human Services or any other Federal or State department or agency.
          9. Termination.
          (a) Termination for Insolvency or Bankruptcy. Either party may immediately terminate this Agreement by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors, (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors’ law for its relief or reorganization.
          (b) Termination for Cause. In the event that either party is in default in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within sixty (60) days (or five (5) days, in the case of any failure to promptly remit payments received with respect to the invoices of the other party) after written notice is given to the defaulting party specifying the default, then the party not in default may, by giving written notice thereof to the defaulting party, terminate the Agreement as of a date specified in such notice of termination.
          (c) Termination of Contract(s). In the event any of the Accordis Joint Contracts or RSG Joint Contracts are terminated, the party receiving notice of such termination shall promptly give written notice thereof to the other party hereto and the services related to such terminated contract shall cease to be a part of this Agreement.
          10. Modifications. Any modifications, amendments, supplements to or waivers of or under this Agreement, or to any covenant, conditions, or limitations contained herein, are valid only if in writing. Such modifications must be duly executed by both parties.
          11. Non-Disclosure of Confidential Information. During the term of this Agreement, each party (the “Receiving Party”) will receive, and have access to, confidential and proprietary information of the other party (the “Disclosing Party”). Each Receiving Party shall keep confidential, and cause their affiliates and instruct their officers, directors, employees and advisors to keep confidential, all information relating to the Disclosing Party and its businesses, except as required by law or administrative process and except for information that is available to the public on the date hereof, or thereafter becomes available to the public other than as a result of a breach of this Section 11. The covenant in this Section 11 shall continue in full force and effect following the execution and delivery of this Agreement until the fifth anniversary of the date hereof.

          12. Non-Solicitation. During the period beginning on the date hereof and ending on the fifth anniversary of the date hereof (the “Non-Solicitation Term”), neither party shall solicit for employment any employee of the other, or advise or recommend that any such employee leave his or her employment; and RSG agrees not to offer, and have not offered, any person employed by Accordis in the conduct of the Business Office Services any inducement outside of the ordinary course of such person’s employment with Accordis that could reasonably be expected to influence such person’s decision to remain with the Business Office Services. During the Non-Solicitation Term, RSG shall not employ after the closing under the Stock Purchase Agreement any person engaged in the operations of the Business Office Services as of or following the date hereof, except that RSG may employ any person terminated by Accordis after the closing of the transactions contemplated hereby with the prior written consent of Accordis Holding, such consent not to be unreasonably withheld, conditioned or delayed.
          13. Not An Exclusive Relationship. This agreement is not intended to be an exclusive agreement for either party. Accordingly, there is no exclusive relationship between Accordis and RSG, either express or implied, that would limit the activities of either party or restrict either party from entering agreements with other entities for business engagements or from pursuing the same on their own, other than the Accordis Joint Contracts and the RSG Joint Contracts.
          14. Waiver. A failure by either party to exercise any right provided for herein or by the applicable law will not be deemed a waiver of any right hereunder. The remedies provided herein will be cumulative and will not be exclusive of any rights or remedies provided under law.
          15. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto; provided, however, that the obligations of Accordis hereunder may not be assigned without the written consent of Holdings; and further provided that RSG may not assign this agreement except in accordance with Section 8.12 of the Stock Purchase Agreement.
          16. Severability. Each provision of this Agreement is severable. If any provision or term hereof is determined, for any reason whatsoever, to be illegal or otherwise unenforceable, (i) such provision shall be reformed and constructed in such a manner as to fulfill the intent of the parties hereto to the greatest possible extent and (ii) such determination shall not affect the validity of the remaining provisions and terms of this Agreement.
          17. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended except in writing signed by the parties hereto. All exhibits, documents, and schedules referenced in this Agreement or attached to this Agreement are integral parts of this Agreement. In the event of any conflict between the terms and conditions of this Agreement and any such exhibits, documents, or schedules, the terms of this Agreement will be controlling unless otherwise stated.
          18. Governing Law. Except to the extent that the terms hereof require interpretation of the provisions of the Accordis Joint Contracts and RSG Joint Contracts, in

which case the laws governing such contracts shall govern, this Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law rules thereof.
          19. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed by their respective authorized officers, as of the day first above written.

ACCORDIS INC.
By:
Name:
Title:

REIMBURSEMENT SERVICES GROUP, INC.
By:
Name:
Title:

EXHIBIT A
Accordis Joint Contracts
Los Angeles Department of Health Services

EXHIBIT B
The Business Office Services
Accordis delivers business office services to public and private hospitals and clinics nationwide. The company offers a combination of proprietary technology, expertise in patient accounting, and knowledge of federal, state, and local healthcare claiming regulations. Accordis’s services help hospitals increase revenue, accelerate cash, and reduce operating costs.
The company’s services include all or a portion of patient accounting activities that make up a healthcare provider’s revenue cycle. Such activities may include Medicaid application assistance, third-party resource identification and validation, submission of bills to primary and secondary payers, generation of patient statements, response to patient and third-party payer questions, recovery of payments due, and proper accounting for payments, contractual allowances and write-offs. Accordis owns and operates AccessLine, a proprietary on-line account liquidation system that enables the company to consolidate account information for patients, enhance account data obtained from clients through electronic links to external databases, organize account information in a manner that facilitates processing and recovery activities, generate claims to payers, and drive service center work events. Accordis supports these activities through service centers located in Chicago, Los Angeles and Ft. Lauderdale.
The Reimbursement Services
Medicare Bad Debt Service Description:
Through its Medicare Bad Debt Claiming Services, Reimbursement Services Group Inc. (“RSG”) completes the documentation required to sustain the Medicare Bad Debt claim to the Client’s Medicare intermediary for reimbursement. RSG performs these services for designated Medicare fiscal reporting periods, as contractually specified. The services include the following: (i) collection and storage of Client’s patient accounting and Medicare remittance data for Client facilities; (ii) preparation of claims for cost report filings, reopenings, or appeals, as appropriate; (iii) support for Medicare audits in which reports produced by RSG are reviewed; (iv) reports showing performance on the Client’s Medicare secondary accounts receivable, including assessment of the impact of collection practices, line item report on findings and recommendations for improvement on future liquidations.
Medicare Disproportionate Share Service Description:
Through its Medicare Disproportionate Share Claiming Services, RSG completes the documentation required to substantiate reimbursement by Medicare through disproportionate share hospital adjustments. RSG performs these services for designated Medicare fiscal reporting periods, as contractually specified. The services include: (i) collection and storage of Client’s patient accounting and Medicaid remittance data for Client facilities; (ii) validation of Medicaid eligibility for all inpatient accounts, and performance of special analysis and research as required; (iii) preparation of claims for cost report filings, reopenings, or appeals, as appropriate; (iv) support for Medicare audits in which reports produced by RSG are reviewed.
End Stage Renal Disease Claiming Service Description:
Through its End Stage Renal Dialysis (ESRD) Claiming Services, RSG completes the documentation required to sustain the Medicare add-on reimbursement for ESRD via the annual cost report. RSG performs these services for designated Medicare fiscal reporting periods, as contractually specified. The service includes: (i) analysis and claim preparation, through review of client and governmental data files; (ii) preparation of claims for cost report filings, reopenings, or appeals, as appropriate; (iii) support for Medicare audits in which reports produced by RSG are reviewed.

EXHIBIT C
The RSG Joint Contracts
Bon Secours Health System
Allina Health Systems
University of Pennsylvania Health Systems